Summary Prospectus

November 24, 2025

Founders 100 ETF

Ticker: FFF

Principal U.S. Market: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund online at www.FounderETFs.com.

You can also get this information at no cost by calling 1-866-315-5322 or by sending an e-mail request to Michael@FounderETFs.com.

The Fund's prospectus and statement of additional information, both dated November 24, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Founders 100 ETF (the “Fund”) is designed for investors with a long-term time horizon (generally 5+ years) seeking capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as broker commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.75%

1“Other Expenses” are based on estimated amounts for the current fiscal year. Founder ETFs, LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest and extraordinary expenses (e.g. litigation and indemnification expenses).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy or sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

Principal Investment Strategies

The Fund is an actively managed broad-market exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing at least 90% of its assets in Founder-Led Companies, specifically, common equities or real estate investment trust (“REIT”) securities listed on a U.S. exchange. No more than 10% of assets may be invested in non-founder-led companies.

At least 80% of assets will be invested in 100 of the largest 200 Founder-Led Companies, based on market cap, and up to 20% of assets will be invested in additional Founder-Led securities including Founder-Led IPOs and Founder-Led Companies outside of the 100. The Fund will not invest in any private security.

Founder Factor investing is the signature element of the Adviser’s investment strategy to select securities capable of generating superior expected risk-adjusted returns.

The Adviser defines a “Founder” as a person who has profound influence on a company’s identity and trajectory from its nascent stages; this includes one or more individuals who conceptualize a new business and bring it into commercial operation as well as those who take over an existing idea or early-stage company and propel it to significant success and scale.

The Adviser defines a “Founder-Led Company” as a business managed by a “Founder Chief,” defined as a Founder serving as a Chief officer, most often as Chief Executive Officer (CEO), Chief Technology Officer (CTO), Chief Scientific Officer (CSO), or Chief Medical Officer (CMO).

The Adviser defines a “Founder-Led IPO” as a Founder-Led or Founder-Run Company making an initial public offering (“IPO”) of its securities on a public stock exchange for the first time and has been trading one year or less.

The Adviser defines the “Founder Factor” as investing in companies based on their Founder-Led status.

Under normal market conditions, the Fund will not concentrate (invest >25% of its total assets) in any single GICS Industry Group, with the exception of Software, Semiconductors and Semiconductor Equipment, Technology Hardware Storage and Peripherals, IT Services, Electronic Equipment Instruments and Components, Communications Equipment, Diversified Financials, or Interactive Media & Services, which are not subject to this concentration restriction. At inception, the Fund expects to be concentrated in Software.

To capture the growth of the general economy and also to reduce sector risk, Fund securities will be selected from across five or more GICS Sectors, most commonly but not limited to the Technology, Financials, Consumer Discretionary, Communication Services, Health Care, Industrials, and Real Estate sectors, and Fund securities will be selected from across 20 or more GICS Industries, most commonly but not limited to the Software, Capital Markets, Interactive Media and Services, Financial Services, Semiconductor, Oil & Gas, Communications Equipment, and Hotels Restaurants and Leisure industries.

The Fund intends to invest in a portfolio of securities such as, but not limited to, NVDA, META, TSLA, ORCL, PLTR, CRM, BLK, ANET, APP, COF, PANW, BX, CRWD, PLD, ICE, HOOD, DASH, RBLX, COIN, and REGN. Actual holdings and weights may differ at launch and will vary after launch due to ongoing portfolio management, rebalancing, and market conditions, in accordance with the investment objectives, policies, and restrictions described herein. The Fund may invest in small-, medium-, and large-capitalization companies. The Fund may invest in foreign companies, which the Adviser defines as company with a headquarters outside the U.S., but only if the securities are listed on a U.S. exchange.

The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”) because the fund sets a maximum weight of 7.5% per security so will not commonly meet the requirements of the diversification rule, which requires at least 75% of assets to be composed of securities with a maximum weight of 5% per security.

By investing in a Founder Factor strategy, the Fund tends to follow a growth investment style, investing in companies expected to grow sales and earnings at a faster rate than peers, often driven by innovation, market share increases, disruptive ideas, and expanding addressable markets.

Principal Risks

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. Your investment may not perform as well as similar investments. The principal risks of investing in the Fund are listed below in alphabetical order. Each risk is considered an important “principal risk” of investing in the Fund.

•	Authorized Participant (“AP”) Concentration Risk - The Fund relies upon a limited number of APs to create and redeem shares. If they exit or cannot process orders, Shares may trade at premiums or discounts to NAV, face trading halts or delisting, or experience reduced liquidity. This risk is heightened for non-US securities.
•	Cash Transaction Risk - Cash creations/redemptions may require the Fund to sell securities, triggering capital gains, wider bid-ask spreads, larger premiums/discounts to NAV, and higher costs.
•	Cyber Security Risk - Cyber incidents at the Fund, service providers, or portfolio companies could cause losses of confidential data, operational disruptions, regulatory penalties, or reduced portfolio values.
•	Equity Risk - Equity securities may decline in value due to general market, economic, or issuer-specific factors, such as interest rate changes, poor management, or reduced demand.
•	Foreign Investment Risk - Foreign securities involve risks of lower liquidity, higher volatility, unreliable information, political instability, expropriation, sanctions, and currency fluctuations.
•	Industry Concentration Risk - The Fund may concentrate in certain industries (e.g. Software, Semiconductors, Technology Hardware, IT Services, Electronic Equipment, Communications Equipment, Diversified Financials, Interactive Media & Services), exposing it to sector-specific risks like rapid obsolescence, supply chain disruptions, intense competition, regulatory scrutiny, geopolitical tensions, and cyclical demand.
•	Initial Public Offering (IPO) Risk - IPOs lack operating history and public information, leading to valuation uncertainty, high volatility, speculative trading, and post-IPO declines from lock-up expirations.
•	Issuer Risk - Poor performance by a single issuer may adversely affect the Fund's performance.
•	Large Shareholder Risk - Large redemptions by shareholders could impair the Fund's liquidity, force asset sales, increase costs, and trigger taxable gains.
•	Management Risk - The Fund's performance depends on the Adviser's ability to implement strategies; poor decisions or lack of ETF experience may underperform.

•	Market Disruption Risk - Geopolitical events, policy changes, sanctions, or tariffs may disrupt markets and reduce the Fund's NAV.
•	Market Risk - Economic downturns, disasters, public health crises, or wars may cause securities prices to fall and widen premiums/discounts to NAV.
•	Market Trading Risk - An inactive secondary market or creation/redemption disruptions may cause Shares to trade at premiums/discounts to NAV or halt trading.
•	New Fund Risk - The Fund lacks an operating history, making performance harder to assess.
•	Non-Diversified Fund Risk - The Fund may invest more in fewer issuers than diversified funds, amplifying volatility from any one holding.
•	Operational Risk - Human error, systems failures, or third-party issues may disrupt operations or cause losses.
•	Shares May Trade at Prices Different than NAV - Shares trade at market-determined prices that may differ from NAV due to supply/demand imbalances or market volatility.
•	Small- and Medium-Capitalization Companies Risk - Small- and mid-cap companies face greater volatility, limited resources, narrower product lines, and less analyst coverage than large-caps.

Performance

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.FounderETFs.com and will provide some indication of the risks of investing in the Fund.

Management Investment Adviser Founder ETFs, LLC

Portfolio Managers The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title	Date Began Managing the Fund
Michael Monaghan	Portfolio Manager & Partner of the Adviser	Since inception in 2025

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Shares are listed on Cboe BZX Exchange, Inc. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.FounderETFs.com. The Fund will issue and redeem shares at NAV only in large blocks known as “Creation Units” (10,000 shares) to Authorized Participants, typically in exchange for a basket of specified securities and/or cash. Except when aggregated in Creation Units, shares are not redeemable.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains. You should consult your tax advisors about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund does not currently pay Rule 12b-1 fees and has no current intention to do so. If implemented, any such fees would be paid from the Fund's 0.75% unitary management fee without additional shareholder costs, subject to Board approval and 60 days' notice to shareholders. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, distributor, or their affiliates may pay the intermediary for Fund-related activities, such as marketing or educational services. These payments, made from the Adviser's resources, may create a conflict of interest by influencing the intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

Founders 100 ETF (FFF)
25 Highland Park Village
Suite 100-587
Dallas, TX 75205
www.FounderETFs.com
Michael@FounderETFs.com
811-24107